UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
May 25, 2021

Fluidigm Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, on May 25, 2021, our stockholders approved the amendment of the Fluidigm Corporation 2011 Equity Incentive Plan (the “2011 Plan”) to increase the number of shares reserved for issuance thereunder by 4,075,000 shares. A description of the material terms of the 2011 Plan is set forth on pages 21 – 26 of our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2021, and is incorporated herein by reference. The description of the 2011 Plan is qualified, in its entirety, by reference to the full text of the 2011 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our 2021 Annual Meeting of Stockholders on May 25, 2021. Of the 74,962,847 shares of our common stock outstanding as of the record date of March 31, 2021, 57,372,547 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 76.53% of the outstanding shares of common stock. The four matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below:

1.    Election of Class II Directors. The following nominees were elected to serve as Class II directors, to hold office until our 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified or their earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gerhard F. Burbach	39,716,446	749,347	16,906,754
Carlos Paya, M.D., Ph.D.	38,512,280	1,953,513	16,906,754
Ana K. Stankovic, M.D., Ph.D., MSPH	39,923,453	542,340	16,906,754

2.    Advisory Vote on Approval of Executive Compensation. The proposal to approve, on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2020, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,039,957	1,090,600	335,236	16,906,754

3.    Approval of the Amendment of the 2011 Equity Incentive Plan. The proposal to approve the amendment of the 2011 Equity Incentive Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,194,206	1,147,903	123,684	16,906,754

4.    Ratification of Appointment of Independent Registered Public Accounting Firm. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021 was approved by the following vote:

Votes For	Votes Against	Abstentions
57,223,930	59,807	88,810

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Fluidigm Corporation 2011 Equity Incentive Plan, as amended effective May 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: May 25, 2021	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary